Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

POLEN INTERNATIONAL GROWTH FUND

(THE “FUND”)

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated January 26, 2026 to the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated September 1, 2025, as amended from time to time.

The information in this Supplement updates and amends certain information contained in the Prospectus, Summary Prospectus, and SAI for the Fund and should be read in conjunction with such Prospectus, Summary Prospectus, and SAI.

Change to the Fund’s Portfolio Management Team

As of January 23, 2026, Todd Morris no longer serves as a Portfolio Manager of the Fund. Daniel Fields continues to serve as Portfolio Manager responsible for the day-to-day investment activities of the Fund.

Accordingly, all references to Mr. Morris in the Prospectus in the Sections entitled “Portfolio Managers” which appear on page 6 and also on page 12 shall be deleted in their entirety, effective immediately.

All references to Mr. Morris in the Summary Prospectus in the Section entitled “Portfolio Managers” appearing on page 6 shall be deleted in their entirety, effective immediately.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares. All references to Mr. Morris on page 51 and also on page 52 of the SAI in the Section entitled “Portfolio Managers” shall be deleted in their entirety, effective immediately.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.